UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2024 (December 20, 2024)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 901-0315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Lipella Pharmaceuticals Inc. (the “Company”) with the U.S. Securities and Exchange Commission (“SEC”) on December 10, 2024 (the “Initial 8-K”), the Company and Spartan Capital Securities, LLC (“Spartan”) entered into that certain (i) placement agent agreement, dated December 5, 2024 (the “Placement Agent Agreement”), and (ii) consulting agreement and advisory agreement, made as of December 5, 2024 (the “Consulting Agreement”), each as amended by that certain amendment to consulting agreement and placement agent agreement, made as of December 10, 2024, between the Company and Spartan (the “Amendment”, and collectively with the Placement Agent Agreement and Consulting Agreement, the “Spartan Agreements”), pursuant to which Spartan agreed to provide placement agent and consulting services in connection with a best efforts private offering (the “Offering”) in one or more closings of up to $6,000,000 (the “Maximum Amount”) of shares of Series B non-voting convertible preferred stock, par value $0.0001 per share, of the Company (the “Series B Preferred Stock”) and receive certain compensation in consideration for such services as further described in the Initial 8-K, including, but not limited to, (i) common stock purchase warrants (each, a “Placement Agent Warrant”) to purchase a number of shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) equal to ten percent (10%) of the shares of Common Stock issuable upon conversion of the shares of Series B Preferred Stock (the “Series B Conversion Shares”) sold in each closing of the Offering (each, a “Closing”) and (ii) shares of a new class of the Company’s preferred stock designated as Series C voting convertible preferred stock, par value $0.0001 per share (the “Series C Preferred Stock”), to be issued on a pro rata basis at each Closing, which shares are also convertible into shares of Common Stock (the “Series C Conversion Shares”).

Initial Closing of the Offering

On December 23, 2024, the Company formally entered into subscription agreements (each, an “Initial Subscription Agreement”) with certain investors (the “Initial Investors”), pursuant to which the Company issued and sold to the Initial Investors an aggregate of 22,295 shares of Series B Preferred Stock at a purchase price of $100 per share, for an aggregate of $2,229,500 (the “Initial Closing”). The shares of Series B Preferred Stock are convertible into 854,214 Series B Conversion Shares at a conversion price of $2.61 per share, subject to customary adjustments, which is equal to the Minimum Price (as defined in Rule 5635(d)(1)(A) of The Nasdaq Stock Market LLC) immediately prior to the execution of the Subscription Agreements. The Company received net proceeds of $1,800,485 in connection with the Offering and currently intends to use all proceeds raised in the Offering for working capital and general corporate purposes. In accordance with the Spartan Agreements, at the Initial Closing the Company paid Spartan an aggregate of $334,425 in placement agent and consulting fees and issued to (i) Spartan and its designee an aggregate of 260,108 Series C Conversion Shares at a conversion price of $1.00 per share, subject to customary adjustments, and (ii) Spartan a Placement Agent Warrant to purchase up to 85,421 shares of Common Stock at an exercise price of $1.00 per share, subject to customary adjustments thereunder.

At the Initial Closing, such shares of Series B Preferred Stock were offered and sold to the Initial Investors, and such Placement Agent Warrant and shares of Series C Preferred Stock were issued to Spartan and its designee, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. In connection with the offer, sale and/or issuance of such securities, the Company relied on the Initial Investors’ and Spartan’s written representations, as applicable, that they were each an “accredited investor” as defined in Rule 501(a) of Regulation D. In addition, neither the Company nor anyone acting on its behalf offered or sold such securities by any form of general solicitation or general advertising.

Subscription Agreements

Each subscription agreement, including each Initial Subscription Agreement, entered into with the Company in connection with the Offering (each, a “Subscription Agreement”) contains customary representations, warranties, obligations, indemnification rights and agreements of the Company and the applicable investor. In addition, pursuant to the Subscription Agreements, investors in the Offering are granted (i) the right to participate (on a pro rata basis based on such investor’s participation in the Offering) in any subsequent financing transaction pursuant to which the Company is offering Common Stock or Common Stock Equivalents (as defined in the Subscription Agreements) at an effective price per share that is lower than the conversion price of the shares of Series B Preferred Stock then in effect during the six-month period commencing on the later of (x) such investor’s purchase of shares of Series B Preferred Stock in the Offering and (y) the effective date of the registration statement registering the reoffer and resale of the Series B Conversion Shares (the “Effective Date”) and (ii) the right to participate in any subsequent offering of shares of Series B Preferred Stock that occurs after this Offering on a pro rata basis (on a pro rata basis based on such investor’s participation in the Offering) during the six-month period commencing on the Effective Date. The Subscription Agreements provide that subscriptions for shares of Series B Preferred Stock cannot be less than $50,000 and that the Offering will terminate on the earliest of (i) the date on which $6,000,000 of shares of Series B Preferred Stock are sold (subject to Spartan’s exercise of its 45-day over-allotment option to increase the maximum amount of shares of Series B Preferred Stock that could be offered to $7,200,000), (ii) the date on which the Company and Spartan agree to terminate the Offering, or (iii) June 30, 2025, subject to extension upon agreement by the Company and Spartan, provided that the Company shall have the right to terminate the Offering in the event an aggregate of (x) $1,000,000 of shares of Series B Preferred Stock are not sold by December 12, 2024 and (y) $4,000,000 of shares of Series B Preferred Stock are not sold by March 31, 2025, in each case subject to extension upon agreement by the Company and Spartan.

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Registration Rights

In connection with each Closing and pursuant to the Subscription Agreements, the Company and each investor in the Offering will enter into registration rights agreements (each, a “Registration Rights Agreement”), pursuant to which the Company is required to file with the SEC a Registration Statement (as defined in the Registration Rights Agreements) registering all Series B Conversion Shares issuable upon conversion of shares of Series B Preferred Stock issued in each Closing within thirty (30) days after such Closing (each, a “Filing Deadline”), as well as all Filing Default Shares and Effectiveness Default Shares (each as defined in the Registration Rights Agreements), and use its commercially reasonable efforts to have each such Registration Statement declared effective by the SEC within sixty (60) days after the earlier of (i) such Filing Deadline or (ii) the second business day after the date the Company is notified by the SEC that such Registration Statement will not be reviewed (each, an “Effectiveness Deadline”). In the event that the Company is not able to file a Registration Statement by the applicable Filing Deadline or have it declared effective by the SEC by the applicable Effectiveness Deadline, it is required in each case to issue to each investor in the Offering its pro rata portion of 100,000 shares of Common Stock (based on such investor’s participation in the Offering) or an equivalent amount of cash at the Company’s option within five (5) days of the applicable deadline, and 100,000 shares of Common Stock or such equivalent amount in cash per month thereafter until such obligation in fulfilled. In connection with the Initial Closing and pursuant to the Initial Subscription Agreements, the Company and each Initial Investor entered into a Registration Rights Agreement.

Pursuant to the Placement Agent Agreement, the Company is also required to file a Registration Statement registering (i) all Series C Conversion Shares issuable upon conversion of shares of Series C Preferred Stock issued to Spartan in each Closing and (ii) all Warrant Shares issuable upon exercise of each Warrant issued to Spartan in each Closing by the applicable Filing Deadline and have such Registration Statement declared effective by the SEC by the applicable Effectiveness Deadline. In the event that the Company is not able to file such Registration Statement by the applicable Filing Deadline or have it declared effective by the SEC by the applicable Effectiveness Deadline, it is required in each case to issue to Spartan 100,000 shares of Common Stock or an equivalent amount of cash at the Company’s option within five (5) days of the applicable deadline, and 100,000 shares of Common Stock or such equivalent amount in cash per month thereafter until such obligation in fulfilled.

Placement Agent Warrant

Each Placement Agent Warrant is exercisable at any time during the five (5)-year period after its date of issuance at an exercise price of $1.00 per share, but may also be exercisable on a cashless basis for a net number of shares using the formula provided in the Placement Agent Warrant in the event that the Warrant Shares are not registered on a Registration Statement declared effective by the SEC and so long as the closing price of the Common Stock on the applicable principal trading market on the date immediately preceding such exercise date is greater than $1.00 per share. Each Placement Agent Warrant also contains standard adjustment provisions and a holder (together with its affiliates) may not exercise any portion of a Placement Agent Warrant to the extent that such holder would own more than 4.99% (or at the election of such holder, 9.99%) of outstanding Common Stock immediately after such exercise.

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Irrevocable Proxy and Power of Attorney

Jonathan Kaufman, Chief Executive Officer of the Company, and Spartan are parties to that certain irrevocable proxy and power of attorney, effective as of December 20, 2024 (the “Irrevocable Proxy”), pursuant to which, among other things, Spartan agreed to grant to Mr. Kaufman all voting power over and power of attorney with respect to all shares of Series C Preferred Stock, Series C Conversion Shares and Warrant Shares issued or issuable to Spartan or its Attribution Parties (as defined in the Irrevocable Proxy) in connection with the Offering (collectively, the “Proxied Shares”). In addition, subject to certain exceptions, Spartan is not permitted to transfer or sell the applicable Proxied Shares without the Company’s prior written consent. Upon such time as the applicable Series C Conversion Shares and Warrant Shares are registered on a Registration Statement declared effective by the SEC, the rights granted to Mr. Kaufman to such shares pursuant to the Irrevocable Proxy terminate and revert to Spartan (or its Attribution Parties), subject to certain exceptions, provided that if the registration of such shares on a Registration Statement does not occur within six months after the issuance of such Proxied Shares, all such restrictions on Spartan’s rights to transfer such Proxied Shares will terminate. On December 23, 2024, Spartan granted Mr. Kaufman such voting power over all Proxied Shares issued or issuable to Spartan and its Attribution Parties in connection with the Initial Closing.

The foregoing descriptions of each of the Irrevocable Proxy and forms of Subscription Agreement, Registration Rights Agreement and Placement Agent Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed hereto as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, and are incorporated herein by reference.

Series B Preferred Stock

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock (the “Series B Certificate of Designation”), each share of Series B Preferred Stock is convertible at any time into such number of shares of Common Stock obtained by the quotient of (i) the product of (x) such number of shares of Preferred Stock being converted by such holder and (y) a stated value of $100 and (ii) the Minimum Price. Holders of shares of Series B Preferred Stock do not have any voting rights other than certain limited voting rights with respect to actions which may adversely affect the Series B Preferred Stock. A holder of shares of Series B Preferred Stock cannot convert such shares to the extent that such holder would own more than 4.99% (or at the election of such holder, 9.99%) of outstanding Common Stock immediately after such conversion. The Series B Preferred Stock ranks senior to the Common Stock and any class or series of capital stock created after the Series B Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The Series B Certificate of Designation also contains certain standard adjustment provisions as are customarily included in similar derivative securities.

Series C Preferred Stock

Pursuant to the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate of Designation”), each share of Series C Preferred Stock is convertible into one share of Common Stock at any time only on or after the date on which the applicable Registration Statement (as defined in the Series C Certificate of Designation) has been declared effective by the SEC. A holder of shares of Series C Preferred Stock cannot convert such shares to the extent that such holder would own more than 4.99% (or at the election of such holder, 9.99%) of outstanding Common Stock immediately after such conversion. The Series C Preferred Stock ranks pari passu to all shares of Common Stock and junior to all other shares of capital stock of the Company authorized or designated before or after the date of designation of the Series C Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company. The Series C Certificate of Designation also contains certain standard adjustment provisions as are customarily included in similar derivative securities.

Item 3.02	Unregistered Sales of Equity Securities.

The applicable disclosure contained in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference in this Item 3.02.

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Item 3.03	Material Modification to Rights of Security Holders.

The applicable disclosure contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B Certificate of Designation

On December 20, 2024, the Series B Certificate of Designation establishing the rights, preferences, privileges, qualifications, restrictions, and limitations of the Series B Preferred Stock became effective upon the Company’s filing with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) of the Certificate of Designation and a Certificate of Correction to the Series B Certificate of Designation on such date (the “Certificate of Correction”), which corrected the effective date of the Series B Certificate of Designation to December 20, 2024.

Series C Certificate of Designation

On December 23, 2024, the Company filed the Series C Certificate of Designation with the Delaware Secretary of State, establishing the rights, preferences, privileges, qualifications, restrictions, and limitations relating to the Series C Preferred Stock. The Series C Certificate of Designation became effective upon filing with the Delaware Secretary of State.

The applicable disclosure contained in Item 1.01 of this Form 8-K with respect to the Series B Certificate of Designation and Series C Certificate of Designation is incorporated by reference in this Item 3.02.

The foregoing descriptions of the Series B Certificate of Designation, the Certificate of Correction and the Series C Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to the full text of the Series B Certificate of Designation, the Certificate of Correction and the Series C Certificate of Designation, copies of which are filed hereto as Exhibits 3.1(i)(a), 3.1(i)(b) and 3.1(i)(c), respectively, and incorporated herein by reference.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including without limitation, the Company’s intended use of the proceeds raised from the Offering, the Company’s ability to file the applicable Registration Statements and have them declared effective by the SEC, or the Company’s and/or Spartan’s ability to continue the Offering or raise the Maximum Amount. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K and other reports and documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1(i)(a)	Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock.
3.1(i)(b)	Certificate of Correction to the Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock.
3.1(i)(c)	Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock.
4.1	Form of Placement Agent Warrant
10.1	Irrevocable Proxy and Power of Attorney.
10.2	Form of Subscription Agreement.
10.3	Form of Registration Rights Agreement.
10.4	Placement Agent Agreement, dated as of December 5, 2024, by and between the Company and Spartan Capital Securities, LLC (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 10, 2024 and incorporated by reference herein).
10.5	Consulting and Advisory Agreement, dated as of December 5, 2024, by and between the Company and Spartan Capital Securities, LLC (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on December 10, 2024 and incorporated by reference herein).
10.6	Amendment to Consulting Agreement and Placement Agent Agreement, dated as of December 10, 2024, by and between the Company and Spartan Capital Securities, LLC (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on December 10, 2024 and incorporated by reference herein).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer

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